Exhibit 10.3

WAIVER and TWENTy-EIGHTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS WAIVER AND TWENTY-EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 11, 2026, by and between EASTWARD FUND MANAGEMENT, LLC, a Delaware limited liability company (“Lender”), and OUR BOND, INC., a Nevada corporation (successor-by-conversion and name change to TG-17, INC., a Delaware corporation) (“Borrower”).

Recitals

A. Lender and Borrower have entered into that certain Loan and Security Agreement dated as of June 5, 2019 (as amended by that certain First Amendment dated as of January 29, 2021, that certain Second Amendment dated as of June 21, 2021, that certain Forbearance Agreement and Third Amendment dated as of January 10, 2022, that certain Fourth Amendment dated as of February 11, 2022, that certain Fifth Amendment dated as of March 15, 2022, that certain Sixth Amendment dated as of May 12, 2022, that certain Seventh Amendment dated as of May 23, 2022, that certain Eighth Amendment dated as of June 3, 2022, that certain Nineth Amendment dated as of November 23, 2022, that certain Tenth Amendment dated as of December 7, 2022, that certain Eleventh Amendment dated as of February 24, 2023, that certain Twelfth Amendment dated as of March 3, 2023, that certain Thirteenth Amendment dated as of March 10, 2023, that certain Fourteenth Amendment dated as of March 27, 2023, that certain Fifteenth Amendment dated as of April 11, 2023, that certain Sixteenth Amendment dated as of May 12, 2023, that certain Seventeenth Amendment dated as of May 26, 2023, that certain Eighteenth Amendment dated as of June 2, 2023, that certain Nineteenth Amendment dated as of June 16, 2023, that certain Twentieth Amendment dated July 5, 2023, that certain Twenty-First Amendment dated October 11, 2023, that certain Twenty-Second Amendment dated November 17, 2023, that certain Twenty-Third Amendment dated November 17, 2023, that certain Twenty-Fourth Amendment dated September 27, 2024, that certain Twenty-Fifth Amendment dated December 31, 2024, that certain Twenty-Sixth Amendment dated March 31, 2025, and that certain Twenty-Seventh Amendment dated August 6, 2025 and as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”).

B. Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has defaulted under the Loan Agreement by virtue of Borrower’s (i) failure to prior notify Lender of Borrower’s change in jurisdiction of organization and change in legal name, pursuant to Section 7.2 of the Loan Agreement; (ii) creation, incurrence and/or liability, and subsequent repayment, of that certain Promissory Note dated as of February 17, 2026 in the original principal amount of $526,315.79 in favor of Ascent Partners Fund LLC, pursuant to Section 7.4 of the Loan Agreement; and (iii) creation, incurrence and/or liability of (x) that certain Promissory Note dated as of March 1, 2026 in the original principal amount of $2,500,000 in favor of Ascent Partners Fund LLC, and (y) that certain Promissory Note dated as of May 4, 2026 in the original principal amount of $1,000,000 in favor of Ascent Partners Fund LLC (collectively, the “Notes”), each pursuant to Section 7.4 of the Loan Agreement (collectively, the “Existing Defaults”).

D. Borrower has requested that Lender waive its rights and remedies against Borrower, limited specifically to the Existing Defaults.

E. Although Lender is under no obligation to do so, Lender is willing to not exercise its rights and remedies against Borrower related to the specific Existing Defaults on the terms and conditions set forth herein, so long as Borrower complies with the terms, covenants and conditions set forth herein.

F. Further, Borrower has requested that Lender amend the Loan Agreement to make certain other revisions to the Loan Agreement as more fully set forth herein.

G. Lender has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

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Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Waiver of Existing Defaults. So long as no Event of Default, other than the Existing Defaults, shall have occurred and be continuing as of the date of this Amendment, Lender hereby waives the Existing Defaults. Lender’s agreement to waive the Existing Defaults shall not limit or impair such parties’ right to demand strict performance of all other provisions of the Loan Agreement, as amended hereunder, as of any date.

3. Amendment to Loan Agreement.

3.1 Section 2.2A.(b) (Interest Payments). Commencing on July 1, 2026, subsection (b) of Section 2.2A. is amended and restated in its entirety to read as follows:

(b) Interest Payments. With respect to each Advance, commencing on the first (1st) Business Day of the month following the month in which the Funding Date of such Advance occurs, and continuing on the first (1st) Business Day of each month thereafter, Borrower shall make monthly payments of interest in cash, in arrears for the prior month, on the outstanding principal amount of such Advance at the rate set forth in Section 2.3(a).

3.2 Section 2.2A.(c) (Repayment). Commencing on July 1, 2026, subsection (c) of Section 2.2 is amended and restated in its entirety to read as follows:

(c) Repayment. With respect to each Advance, commencing on July 1, 2026 and continuing on the first (1st) Business Day of each month thereafter, Borrower shall repay the then outstanding principal amount on Advances in twenty-five (25) monthly installments of principal in the amounts reflected on the attached Exhibit A (which principal amount shall include the interest portion due and payable, but will not be paid, on August 1, 2026) , plus, as to each Advance, (ii) monthly payments of accrued interest at the rate set forth in Section 2.3(a), plus, as to each Advance, (iii) the Restructure Final Payment, which shall be due with the final monthly payment due hereunder. All outstanding principal and accrued and unpaid interest with respect to each Advance, and all other outstanding Obligations with respect to such Advance, are due and payable in full on the applicable maturity date.

3.3 Section 14 (Definitions). Section 14 is hereby amended by amending and restating the following definitions in their entirety as follows:

“Restructure Final Payment” means the amount of $162,294.82.

“Maturity Date” means July 1, 2028.

4. Limitation of Waiver and Amendment.

4.1 The waiver and amendment set forth in Sections 2 and 3, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

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4.2 This Waiver and Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Release by Borrower.

5.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

5.2 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in respect of the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.3 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Amendment, and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

5.4 Borrower hereby represents and warrants to Lender, and Lender are relying thereon, as follows:

i.	Except as expressly stated in this Amendment, neither Lender nor any agent, employee or representative of any of them has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

ii.	Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

iii.	The terms of this Amendment are contractual and not a mere recital.

iv.	This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

v.	Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Lender, defend and hold each harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

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6. Issuance of Common Stock to Lender; Leak-Out. As additional consideration to Lender, Borrower will issue 250,000 shares of Borrower’s common stock, par value $0.0001 per share (the “Shares”), to Lender. Lender agrees that it shall not, on any Trading Day, sell a number of Shares which, when aggregated with any other shares of common stock of the Borrower sold by the Lender on the same Trading Day, equals more than 10.0% of the total daily share volume as reported by the Principal Market. “Principal Market” means the primary trading market on which Borrower’s common stock is listed, designated or quoted for trading on the day in question. “Trading Day” means a day on which the Principal Market is open for trading.

7. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

7.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing, other than the Existing Defaults;

7.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

7.3 The organizational documents of Borrower delivered to Lender on June 10, 2026 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

7.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

7.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

7.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

7.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

7.8 Upon their issuance, the Shares will be validly issued, fully paid and non-assessable shares of common stock in Borrower. Subject to the accuracy of the representations of Lender made in Section 8 herein, the offer and issuance by the Borrower of the Shares is exempt from registration under the Securities Act of 1933.

8. Representations of the Lender with Regard to the Shares. Regarding Borrower’s issuance of the Shares, Lender hereby represents and warrants to Borrower as follows:

8.1 Lender is acquiring the Shares for its own account, for investment purposes, and not with a view towards distribution. Lender is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D of the 1933 Act. Lender has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of: (a) evaluating the merits and risks of an investment in the Shares and making an informed investment decision, (b) protecting its own interests, and (c) bearing the economic risk of such investment for an indefinite period of time.

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8.2 Lender understands that the Shares will be issued pursuant to an exemption from registration or qualification under the Securities Act of 1933 and applicable state securities laws and that the Shares shall bear a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

9. Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of the Effective Date between Borrower and Lender, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral (as defined therein) and (b) shall remain in full force and effect.

10. Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated on or prior to the Effective Date and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Lender in such Perfection Certificate have not changed, as of the date hereof.

11. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

12. Post-Closing Conditions. No later than ten (10) Business Days after the date of this Amendment, for each Collateral Account that Borrower maintains, Borrower shall cause the applicable bank or financial institution at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Lender’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Lender. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Lender by Borrower as such.

13. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Lender of this Amendment by each party hereto, (b) the Notes shall be converted into preferred stock of Borrower, subject to certain terms and restrictions acceptable to Lender on or prior to the date hereof, and (c) receipt by Lender of Lender Expenses associated with the preparation of this Amendment and the transactions contemplated hereby and a fee in the amount of $5,000, which shall be deemed fully earned and nonrefundable on the date hereof, which may be debited from any of Borrower’s accounts.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

OUR BOND, Inc.

By:	/s/ Doron Kempel

Name:	Doron Kempel

Title:	Chief Executive Officer

LENDER:

EASTWARD FUND MANAGEMENT, LLC

By:	/s/ Dennis Cameron

Name:	Dennis Cameron

Title:	Chief Executive Officer